UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 23, 2021

Andina Gold Corp.
(Exact name of registrant as specified in its charter)

Nevada	000-56155	82-5051728
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

3531 South Logan St, Suite D-357, Englewood, CO	80113
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 303-416-7208

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each Exchange on which Registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b -2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On July 15, 2021 and pursuant to a July 9, 2021 Written Consent of the Board of Directors of the Company by Unanimous Consent in Lieu of a Meeting Pursuant to the Provisions of the Nevada Revised Statutes, Andina Gold Corp (“Company” or “we”) entered into a plan of merger, or the Plan of Merger, with our recently formed wholly owned subsidiary, Cryomass Technologies Inc, a Nevada corporation, or Merger Sub, pursuant to which we agreed that Merger Sub would merge with and into our company, or the Merger. Following the consummation of the Merger, the separate existence of Merger Sub would cease, and we would continue as the surviving corporation with our name changed to Cryomass Technologies Inc following FINRA processing of the name change corporate action pursuant to Rule 6490. Pursuant to the Plan of Merger, (i) our articles of incorporation in effect at the effective time of the Merger, as amended pursuant to the Articles of Merger (as defined below) to change the name of the surviving corporation to Cryomass Technologies Inc would be the articles of incorporation of the surviving corporation, (ii) our bylaws in effect at the effective time of the Merger would be the bylaws of the surviving corporation, and (iii) our directors and officers immediately prior to the effective time of the Merger would be the directors and officers of the surviving corporation. The foregoing is a summary only and does not purport to be a complete description of all of the terms, provisions, covenants, and agreements contained in the Plan of Merger, and is subject to and qualified in its entirety by reference to the full text of the Plan of Merger, which is attached hereto as Exhibit 2.11.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 26, 2021 we filed articles of merger, or the Articles of Merger, with the Secretary of State of the state of Nevada to effect the Merger. The Articles of Merger provided that Article I of our articles of incorporation was amended to change our name to Cryomass Technologies Inc. This name change is subject to FINRA processing of the name change corporate action pursuant to Rule 6490. The foregoing is a summary only and does not purport to be a complete description of all of the terms, provisions, covenants, and agreements contained in the Articles of Merger, and is subject to and qualified in its entirety by reference to the full text of the Articles of Merger, which are attached hereto as Exhibit 3.(i). 10

ITEM 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.11	Plan of Merger
3.(i).10	Articles of Merger

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Andina Gold Corp.

/s/ Christian Noël
Christian Noël
CEO

Date: July 27, 2021

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